LOSS PER SHARE (Tables)	12 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
Schedule of the computation of basic and diluted loss per share
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Net loss available for common shareholders	$(7,150,712)	$(10,515,124)
Net Loss per share – basic and diluted	$(0.01)	$(0.03)
Weighted average common shares outstanding – basic	576,091,498	376,833,809
Weighted average common shares outstanding – diluted	576,091,498	376,833,809